UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

TIENS BIOTECH GROUP (USA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32477	75-2926439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700

(Address of principal executive offices)

Registrant's telephone number, including area code: (86) 22-8213-7658

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 31, 2009, Tiens Biotech Group (USA), Inc. (the “Company”) issued a press release reporting the Company’s financial results for the twelve months ended December 31, 2008.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release, dated March 31, 2009, reporting the Company’s financial results for the twelve months ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIENS BIOTECH GROUP (USA), INC.

Date: March 31, 2009	By:	/s/ Zheng Wan
Name: Zheng Wan
Title: Chief Financial Officer

Exhibits.

Exhibit Number	Description

99.1	Press release, dated March 31, 2009, reporting the Company’s financial results for the twelve months ended December 31, 2008.